UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2009

Max Capital Group Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to the Agreement and Plan of Amalgamation

On March 5, 2009, Max Capital Group Ltd. ("Max") entered into a First Amendment, dated as of March 5, 2009 ("Amendment"), to the Agreement and Plan of Amalgamation, dated as of March 1, 2009 (the "Amalgamation Agreement"), among Max, IPC Holdings, Ltd. ("IPC") and IPC Limited, a wholly-owned subsidiary of IPC.

As contemplated by, and pursuant to the terms of the Amalgamation Agreement, the parties entered into the Amendment in order to: (i) designate the individuals who would serve as the directors of IPC immediately after the effective time of the amalgamation; (ii) identify the composition of the committees of the board of directors of IPC immediately after the effective time of the amalgamation; (iii) designate the deputy chairman of the board of directors of IPC immediately after the effective time of the amalgamation; (iv) designate the individuals who would serve as the directors and officers of each of Max Bermuda Ltd. ("Max Bermuda"), IPCRe Limited ("IPCRe") and the amalgamated company immediately after the effective time of the amalgamation and (v) specify the amendment to Max’s bye-laws that will be submitted to its shareholders for a vote (which amendment, if approved by Max’s shareholders, will reduce the vote of Max’s shareholders required to approve an amalgamation from 75% of the common shares voting at a meeting to a majority).

The Amendment is attached to this report as Exhibit 2.1 and the foregoing description is qualified in its entirety by reference to the full text of the Amendment which is incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On March 10, 2009, the Registrant issued a news release providing guidance on its investment portfolio. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)

2.1 First Amendment, dated as of March 5, 2009, to the Agreement and Plan of Amalgamation, dated as of March 1, 2009, among Max Capital Group Ltd., IPC Holdings, Ltd. and IPC Limited.

99.1 News Release, dated March 10, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

March 10, 2009	By:	Joseph W. Roberts

Name: Joseph W. Roberts
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	First Amendment, dated as of March 5, 2009, to the Agreement and Plan of Amalgamation, dated as of March 1, 2009, among Max Capital Group Ltd., IPC Holdings, Ltd. and IPC Limited.
99.1	News Release, dated March 10, 2009.